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                                                                   EXHIBIT 10.29

                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of February 5, 2002 is entered into by and among
       ---------
NOVAMED EYECARE, INC., a Delaware corporation ("Borrower"), NATIONAL CITY BANK
                                                --------
OF MICHIGAN/ILLINOIS as Agent (as hereinafter defined), and as a Lender (as defined below), and the financial institutions signatory hereto ("Lenders").
                                                                  -------
Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement, dated as of October 23, 2001 (as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and
                                 ----------------

         WHEREAS, the Borrower, the Agent and the Lenders wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.   Amendments to the Credit Agreement.
             ----------------------------------

         (a) New Definition - ***. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition of ***."

             ****

         (b) Revised Definition - ***. The definition of *** contained in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

             ****

* Confidential portions omitted and filed separately with the Commission.

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         (c) New Definition - ****. Section 1.1 of the Credit Agreement is
hereby amended to add the following new definition of ***:

             ****

         (d) New Definition - Restructuring Cash Balance. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition of "Restructuring Cash Balance:"

             "Restructuring Cash Balance" means the amount of cash expenditures
              --------------------------
         incurred by Borrower pursuant to the Restructuring, less (a) EBITDA generated from Borrower's discontinued operations and (b) the amount of *** received by Borrower or any of its Subsidiaries in connection with a Permitted Unwind Transaction or Permitted Asset Disposition, all as measured on a cumulative basis from October 1, 2001.

         (e) New Section 7.2.4(d). The Credit Agreement is hereby amended to add the following new Section 7.2.4(d):

             SECTION 7.2.4(d). As of the last day of any Fiscal Quarter commencing after March 31, 2002, the Restructuring Cash Balance shall not exceed $10 million.

         (f) New Section 7.2.6(d). The Credit Agreement is hereby amended to add the following new Section 7.2.6(d):

             ****

         SECTION 2.  Representations and Warranties.  The Borrower represents
                     ------------------------------
and warrants that:

             (a) the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

             (b) other than as modified hereby, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the

* Confidential portions omitted and filed separately with the Commission.

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date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

             (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or
(iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach, with respect to any such indenture, mortgage, deed of trust, lease, agreement or other instrument, would not reasonably be expected to have a Material Adverse Effect or has been waived by a written waiver, a copy of which has been delivered to the Agent on or before the date hereof; and

             (d) no Default or Event of Default will exist after giving effect to this Amendment.

       SECTION 3 Reference to and Effect Upon the Credit Agreement.
                 -------------------------------------------------

             (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

       SECTION 4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

      SECTION 5. Headings. Section headings in this Amendment are included
                 --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

      SECTION 6  Counterparts. This Amendment may be executed in any number of
                 ------------
counterparts (including by facsimile), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

      SECTION 7  Effectiveness. This Amendment shall become effective upon
                 -------------
receipt by the Agent of a fully executed copy of this Amendment by each of the parties hereto.

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                           [Signature Page to follow]

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       IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                        NOVAMED EYECARE, INC.

                                        By: /s/ Stephen J. Winjum
                                            ------------------------------------
                                        Title: President

                                        NATIONAL CITY BANK OF MICHIGAN/ILLINOIS,
                                        Individually and as Agent

                                        By: /s/ James M. Kershner
                                            ------------------------------------
                                        Title: Vice President


                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By: /s/ Ann B. O'Shaughessy
                                            ------------------------------------
                                        Title: _________________________________


                                        THE NORTHERN TRUST COMPANY

                                        By: /s/ William B. Carwell
                                            ------------------------------------
                                        Title: Officer

                                        BANK OF AMERICA, N.A.

                                        By: /s/ Ron Benishay
                                            ------------------------------------
                                        Title: SVP

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